UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2008

Double Eagle Petroleum Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-6529	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3037948445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On September 8, 2008, Double Eagle Petroleum Co. (the "Company") announced the appointment of Richard Dole, 63, as the Company’s Chief Executive Officer. Mr. Dole is currently the Chairman of the Board of Directors of the Company (the "Board"). He has served as a Director of the Company since 2005 and Chairman of the Board since December 31, 2007. Mr. Dole previously served as chairman of the Audit Committee of the Board and as a member of the Compensation Committee. He also was the Company’s designated financial expert. In connection with accepting his position as the CEO, Mr. Dole resigned as a member of the Audit Committee and Compensation Committee.

Mr. Dole is Chairman, CEO and President of Petrosearch Energy Corporation and has been in this position since 2004. Mr. Dole joined Petrosearch Corporation as a Director in July 2004, and assumed the positions of Chairman, President and CEO of Petrosearch Corporation upon completion of the reorganization and merger of Petrosearch Corporation into Petrosearch Energy Corporation (OTCBB:PTSG) effective in December 2004. Mr. Dole also was a member of the Board of Directors of Westport Resources Corporation (NYSE: WRC) from August 2003 until July 2004 when Westport was merged into Kerr McGee Corp, and served as a member of its audit committee and a designated financial expert. From 1998 to 2000, Mr. Dole served as Vice President and Chief Financial Officer for Burlington Resources International. From 2000 through 2004, he was active in consulting and financial services. He was a co-founder of Benefits Access Solutions, LLC, a company formed to provide financial services and benefit options to employees and members of corporate organizations. He also was co-founder and managing partner of Innovation Growth Partners, LLC, a firm that provided management and consulting services to early stage companies. Mr. Dole was with PricewaterhouseCoopers (formerly Coopers & Lybrand) where he served as Assurance and Business Advisory Partner for nearly 20 years. During that period he served in numerous senior management roles, including as National Chairman for the Energy and Natural Resources Industry practices for over 15 years and as the Vice Chairman for the U.S. Process Management business unit. He also was the National Partner-in-Charge of Business Process Solutions at KPMG.

Mr. Dole has been in the energy and finance businesses for nearly 40 years. He has worked in most sectors of the energy industry including exploration, production, transportation and marketing, both domestically and internationally. He also has broad functional knowledge in strategy, business processes, and finance - with significant experience in leading business units, working with capital markets, evaluating alternative financings, risk management programs, economic analysis, acquisitions and divestitures, and corporate mergers.

In connection with Mr. Dole’s appointment as CEO, Mr. Dole and the Company entered into an Employment Agreement, effective as of September 1, 2008 through December 31, 2010, which is attached hereto as Exhibit 10.1. Mr. Dole’s Employment Agreement is automatically renewable for successive one-year periods unless terminated by Mr. Dole or the Company. Mr. Dole will receive an annual salary of $300,000 and will be eligible to receive a bonus at the discretion of the Board. Upon execution of the Employment Agreement, Mr. Dole also was granted 40,837 shares of restricted stock of the Company and options to purchase 108,882 shares of the Company’s common stock at a price of $14.81 per share. Both the restricted stock and the options vest 20% on December 31, 2008 with an additional 20% vesting on December 31 of each of the following four years. In addition, Mr. Dole is eligible to participate in all of the Company’s equity-based compensation plans, which currently consist of the Company’s 2000 Stock Option Plan, the 2002 Stock Option Plan, the 2003 Stock Option and Compensation Plan and the 2007 Stock Incentive Plan (collectively, the "Incentive Plans"). Mr. Dole also is entitled to 18 months severance in the event his employment is terminated without cause and 36 months severance plus 100% of any cash bonuses paid in the prior 36 months in the event he is terminated or resigns for good reason during the year following a change in control of the Company.

(d) On September 8, 2008, the Company announced that the Board voted to appoint Brent A Hathaway, 46, to fill the vacant position on the Company’s Board. Mr. Hathaway was not selected pursuant to any arrangement or understanding with any person. At the time of his appointment, he also was selected to serve as a member of the Compensation Committee and as Chairman of the Audit Committee. Mr. Hathaway was appointed to serve as director until the annual shareholders meeting to be held in 2009, at which time he will be eligible for nomination and election by the Company’s shareholders.

Mr. Hathaway has served as the Dean of the College of Business at the University of Wyoming since 2003. From 2001 to 2003, Mr. Hathaway was the Chair of the Department of Management and Marketing at the University of Wyoming. He was previously Vice President of Marketing and Sales, Aerospace Services, a $2.5 billion business unit of Honeywell International, from 1999 until 2001. In 1997, Mr. Hathaway joined AlliedSignal (which acquired Honeywell International in 1999) from Case Corporation where he was Director of Marketing, Agricultural Equipment, and President and General Manager for Concord Inc., a Case acquisition. Prior to Case Corporation, Mr. Hathaway served as Branch Manager, and Regional General Manager over field sales, service, and support operations for AGTEK Development. He also was a director/principal in Prism Consulting from 1992 until 1997, which was a consulting business specializing in agribusiness, high-tech, industrial manufacturing and the services industries. Mr. Hathaway has a B.A. from Utah State University, a Masters degree from Purdue University and a Ph.D. from the University of Illinois.

(e) In May 2008, the Compensation Committee of the Board determined that, to remain competitive and retain quality executives, the Company needed to review its current compensation policies and reassess its current Employment Agreements with its executive officers, which included the retention of BDO Seidman, LLP to undertake a market study of comparable oil and gas companies and to advise the Compensation Committee on executive compensation. As a result of this review and assessment, the Company has cancelled its current Employment Agreements and entered into new Employment Agreements, as described below, with Messrs Kurtis Hooley, as Chief Financial Officer and Senior Vice President, D. Steven Degenfelder, as Senior Vice President of Exploration and New Ventures, Robert Reiner, as Vice President of Operations, and Aubrey Harper, as Vice President of Midstream Assets and President of Eastern Washakie Midstream LLC, a wholly-owned subsidiary of the Company.

1. On September 4, 2008, Mr. Hooley and the Company entered into the Employment Agreement referred to above, effective as of September 1, 2008 through December 31, 2009. Mr. Hooley’s Employment Agreement shall automatically renew for successive one-year periods unless terminated by Mr. Hooley or the Company. Mr. Hooley will receive an annual salary of $220,000 and will be eligible to receive a bonus at the discretion of the Board. Upon execution of the Employment Agreement, Mr. Hooley also was granted 20,054 shares of restricted stock of the Company and options to purchase 53,469 shares of the Company’s common stock at a price of $14.81 per share. Both the restricted stock and the options vest 20% on December 31, 2008 with an additional 20% vesting on December 31 of each of the following four years. In addition, Mr. Hooley is eligible to participate in all of the Company’s Incentive Plans. Mr. Hooley also is entitled to 12 months severance in the event his employment is terminated without cause and 18 months severance plus 50% of any cash bonuses paid in the prior 36 months in the event he is terminated or resigns for good reason during the year following a change in control of the Company. A copy of the Employment Agreement is attached hereto as Exhibit 10.2.

2. On September 4, 2008, Mr. Degenfelder and the Company entered into the Employment Agreement referred to above, effective as of September 1, 2008 through December 31, 2009. Mr. Degenfelder’s Employment Agreement shall automatically renew for successive one-year periods unless terminated by Mr. Degenfelder or the Company. Mr. Degenfelder will receive an annual salary of $200,000 and will be eligible to receive a bonus at the discretion of the Board. Upon execution of the Employment Agreement, Mr. Degenfelder also was granted 18,231 shares of restricted stock of the Company and options to purchase 48,608 shares of the Company’s common stock at a price of $14.81 per share. Both the restricted stock and the options vest 20% on December 31, 2008 with an additional 20% vesting on December 31 of each of the following four years. In addition, Mr. Degenfelder is eligible to participate in all of the Company’s Incentive Plans. Mr. Degenfelder also is entitled to 6 months severance in the event his employment is terminated without cause and 12 months severance plus 50% of any bonuses received in the prior 24 months in the event he is terminated or resigns for good reason during the year following a change in control of the Company. A copy of the Employment Agreement is attached hereto as Exhibit 10.3.

3. On September 4, 2008, Mr. Reiner and the Company entered into the Employment Agreement referred to above, effective as of September 1, 2008 through December 31, 2009. Mr. Reiner’s Employment Agreement shall automatically renew for successive one-year periods unless terminated by Mr. Reiner or the Company. Mr. Reiner will receive an annual salary of $185,000 and will be eligible to receive a bonus at the discretion of the Board. Upon execution of the Employment Agreement, Mr. Reiner also was granted 14,053 shares of restricted stock of the Company and options to purchase 37,469 shares of the Company’s common stock at a price of $14.81 per share. Both the restricted stock and the options vest 20% on December 31, 2008 with an additional 20% vesting on December 31 of each of the following four years. In addition, Mr. Reiner is eligible to participate in all of the Company’s Incentive Plans. Mr. Reiner also is entitled to 6 months severance in the event his employment is terminated without cause and 12 months severance plus 50% of any bonuses received in the prior 24 months in the event he is terminated or resigns for good reason during the year following a change in control of the Company. A copy of the Employment Agreement is attached hereto as Exhibit 10.4.

4. On September 4, 2008, Mr. Harper and the Company entered into the Employment Agreement referred to above, effective as of September 1, 2008 through December 31, 2009. Mr. Harper’s Employment Agreement shall automatically renew for successive one-year periods unless terminated by Mr. Harper or the Company. Mr. Harper will receive an annual salary of $185,000 and will be eligible to receive a bonus at the discretion of the Board. Upon execution of the Employment Agreement, Mr. Harper also was granted 14,053 shares of restricted stock of the Company and options to purchase 37,469 shares of the Company’s common stock at a price of $14.81 per share. Both the restricted stock and the options vest 20% on December 31, 2008 with an additional 20% vesting on December 31 of each of the following four years. In addition, Mr. Harper is eligible to participate in all of the Company’s Incentive Plans. Mr. Harper also is entitled to 6 months severance in the event his employment is terminated without cause and 12 months severance plus 50% of any bonuses received in the prior 24 months in the event he is terminated or resigns for good reason during the year following a change in control of the Company. A copy of the Employment Agreement is attached hereto as Exhibit 10.5.

Item 7.01 Regulation FD Disclosure.

On September 8, 2008, the Company issued a press release entitled "Double Eagle Petroleum Co. Announces Appointment of Chief Executive Officer and President and the Addition of a New Board Member." The press release is attached as Exhibit 99.1 hereto.

On September 4, 2008, the Company issued a press release entitled "Double Eagle Petroleum Co. Reports Record Production Results and Provides Rockies Outlook." The press release is attached as Exhibit 99.2 hereto.

On September 4, 2008, the Company issued a press release entitled "Double Eagle Petroleum Reports Cash Dividend on its Series A Cumulative Preferred Stock." The press release is attached as Exhibit 99.3 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Employment Agreement between the Company and Richard Dole, dated September 4, 2008

10.2 Employment Agreement between the Company and Kurtis Hooley, dated September 4, 2008

10.3 Employment Agreement between the Company and D. Steven Degenfelder, dated September 4, 2008

10.4 Employment Agreement between the Company and Robert Reiner, dated September 4, 2008

10.5 Employment Agreement between the Company and Aubrey Harper, dated September 4, 2008

99.1 Press Release, dated September 8, 2008
99.2 Press Release, dated September 4, 2008
99.3 Press Release, dated September 4, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum Co.

September 9, 2008	By:	Kurtis S Hooley

Name: Kurtis S Hooley
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between the Company and Richard Dole, dated September 4, 2008
10.2	Employment Agreement between the Company and Kurtis Hooley, dated September 4, 2008
10.3	Employment Agreement between the Company and D. Steven Degenfelder, dated September 4, 2008
10.4	Employment Agreement between the Company and Robert Reiner, dated September 4, 2008
10.5	Employment Agreement between the Company and Aubrey Harper, dated September 4, 2008
99.1	Press Release, dated September 8, 2008
99.2	Press Release, dated September 4, 2008
99.3	Press Release, dated September 4, 2008